UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

Lightwave Logic, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

369 Inverness Parkway, Suite 350, Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 340-4949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dr. Michael S. Lebby

On April 8, 2019, Lightwave Logic, Inc. (the “Company”) entered into an amended employee agreement with Dr. Michael S. Lebby, the Company’s Chief Executive Officer. The amended employee agreement amends Dr. Lebby’s employee agreement to (i) increase his base salary to $278,250 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to April 30, 2021. The description of Dr. Lebby’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Additionally, the Board of Directors granted Dr. Lebby an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share, which shall be issued from the Company’s 2016 Equity Incentive Plan. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019. The options expire on April 7, 2029.

James S. Marcelli

On April 8, 2019, the Company entered into an amended employee agreement with James S. Marcelli, the Company’s President and Chief Operating Officer. The amended employee agreement amends Mr. Marcelli’s employee agreement to (i) increase his base salary to $262,500 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to December 31, 2021. The description of Mr. Marcelli’s employee agreement amendment is not complete and is qualified in its entirety by reference to the employee agreement amendment attached hereto as Exhibit 10.3, which is incorporated by reference herein.

Additionally, the Board of Directors granted Mr. Marcelli an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share, which shall be issued from the Company’s 2016 Equity Incentive Plan. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019. The options expire on April 7, 2029.

Item 9.01

Financial Statements and Exhibits

(d)

 Exhibits:

Exhibit No.	Description
10.1	Employee Agreement Amendment - Michael Lebby	Filed herewith
10.2	Employee Agreement - Michael Lebby	Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the SEC on March 22, 2017
10.3	Employee Agreement Amendment - James Marcelli	Filed herewith
10.4	Employee Agreement Amendment - James Marcelli	Incorporated by reference to the Company’s Current Report on Form 8-K as filed with the SEC on March 22, 2017
10.5	Employee Agreement - James Marcelli	Incorporated by reference to Company’s Form 10-Q as filed with the SEC on August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By:	/s/ James S. Marcelli
Name:	James S. Marcelli
Title:	President

Dated: April 10, 2019